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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT T SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported) February 19, 2001
                         Commission File Number 0-28555


                        DEERBROOK PUBLISHING GROUP, INC.


              NEVADA                                    86-0960464
  -------------------------------                     ----------------------
  (State or Other Jurisdiction of                     (I.R.S. Employer
  Incorporation or Organization)                      Identification Number)


12919 S.W. Freeway, Suite 170, Stafford, Texas             77477
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  (Address of Principal Executive Offices)                 (Zip Code)


                       281-494-4734
----------------------------------------------------
(Registrant's Telephone Number, Including Area Code)
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Item 1. Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         See item 5 below

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certified Public Accountant.

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure

         On April 1, 2001, Deerbrook Publishing Group, Inc., spun off its two subsidiary corporations, being Interarts Incorporated and Cimarron Studio, Inc., to its shareholders of record as of the close of business on Friday March 30, 2001, with the effective date of each such spin off of the then subsidiaries being April 1, 2001. Thereafter, the stock transfer agent of Deerbrook Publishing Group, Inc., established shareholder lists for Interarts Incorporated and Cimarron Studio, Inc., with the names, addresses and number of shares each shareholder owns in Interarts Incorporated and Cimarron Studio, Inc. Deerbrook Publishing Group, Inc., ceased being a shareholder of Interarts Incorporated and Cimarron Studio, Inc., as of April 1, 2001.

         Each shareholder of record of Deerbrook Publishing Group, Inc., as of the close of business of March 30, 2001, became a shareholder of Interarts Incorporated and Cimarron Studio, Inc., holding the same number of shares in each of Interarts Incorporated and Cimarron Studio, Inc., as he, she or it owned of record in Deerbrook Publishing Group, Inc., as of such date and time.

         The President of Interarts Incorporated and Cimarron Studio, Inc., is Keith Chesser and the Secretary of such corporations is Mike Santellanes. The directors of each corporation are Mark L. Eaker, Keith Chesser and Mike Santellanes. The office address of Interarts Incorporated and Cimarron Studio, Inc., is 110 S. Mesa Drive, Suite 1, Mesa, Arizona 85210 and their telephone number at this time is 480-844-4971.

         Interarts Incorporated will continue the e-commerce business of Artup.com. The Board of Directors of Cimarron Studio, Inc., has not reached a decision as to what line of business Cimarron Studio, Inc., will pursue.

Item 6.  Resignations of Registrant's Directors.
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         On February 19, 2001, Joseph D. Patterson resigned as a director. At the time of his resignation, Mr. Patterson had no disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. A copy of his resignation is attached as an exhibit. His replacement has not been appointed by the Board of Directors.

Item 7.  Financial Statements and Exhibits.

INDEX TO EXHIBITS.

 EXHIBIT
 NUMBER                      DESCRIPTION OF DOCUMENT
 ------                      -----------------------
   17                        Letter of resignation of Joseph D.
                             Patterson as a director dated
                             February 19, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


Date: April 4, 2001                 DEERBROOK PUBLISHING GROUP, INC.



                                    By: /s/ Mark L. Eaker
                                    -----------------------------------
                                    Mark L. Eaker, President and
                                    Chief Executive Officer